Exhibit 10.1

EXECUTION VERSION

EMERALD HOLDING, INC.

31910 DEL OBISPO STREET, SUITE 200

SAN JUAN CAPISTRANO, CA 92675

June 29, 2020

To the Undersigned:

Reference is made to the Investment Agreement, dated June 10, 2020 (the “Investment Agreement”), by and among Emerald Holding, Inc., a Delaware corporation (the “Company”) and Onex Partners V LP, which assigned its rights and obligations to OPV Gem Aggregator LP, a Delaware limited partnership, on June 29, 2020 (such assignee, the “Onex Partners V Stockholder”). Capitalized terms used herein but not previously defined herein shall have the meanings ascribed to them in Section 4 below.

The undersigned (the “Onex Partners III Stockholders”, and together with Onex Partners III LP, the “Stockholders”) hold shares of Common Stock and, pursuant to the Investment Agreement, the Onex Partners V Stockholder has subscribed for, and has committed to purchase, shares of Preferred Stock. In connection therewith, and in consideration of the Company’s willingness to issue the shares of Preferred Stock to the Onex Partners V Stockholder, the Stockholders and the Company desire to enter into this letter agreement (this “Agreement”) to set forth certain terms and conditions related to the ownership of the shares of Common Stock and Preferred Stock, as applicable.

1. Standstill. From the date hereof until the date on which (x) the members of the Stockholder Group Beneficially Own, in the aggregate, less than twenty percent (20%) of the total issued and outstanding shares of Common Stock (on an as-converted basis assuming the conversion of all of their shares of Preferred Stock into shares of Common Stock) and (y) no Director is a representative of any member of the Stockholder Group, each of the Stockholders shall not, and shall cause the other members of the Stockholder Group not to, without Unaffiliated Director Consent:

a. acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of any shares of Common Stock or other Equity Securities of the Company (provided that the foregoing shall not restrict (i) any acquisition of shares of Common Stock or other Equity Securities of the Company resulting from a conversion by a member of the Stockholder Group of shares of Preferred Stock (that were acquired by such member either pursuant to the Investment Agreement or without violating this undertaking), (ii) following an issuance of shares of Common Stock or other Equity Securities of the Company, any acquisition of shares of Common Stock or other Equity Securities of the Company in an amount no greater than that which would allow the members of the Stockholder Group to Beneficially Own, in the aggregate, the same proportion of the total issued and outstanding shares of Common Stock (on an as-converted basis assuming the conversion of all of their shares of Preferred Stock into shares of Common Stock) as were Beneficially Owned, in the aggregate, by the members of the Stockholder Group immediately prior to such issuance by the Company, (iii) any acquisition of shares of Common Stock or other Equity Securities of the Company, on a pro rata basis, resulting from any stock split, stock dividend or distribution, subdivision, reorganization, reclassification or similar pro rata capital transaction involving Equity Securities of the Company, or (iv) any acquisition of shares of Common Stock or other Equity Securities of the Company by one member of the Stockholder Group from another member of the Stockholder Group);

b. propose, commence or participate in any merger, acquisition, tender offer, exchange offer, asset sale transaction or other business combination (including, for the avoidance of doubt, any “short-form” merger pursuant to Section 253(a) of the Delaware General Corporation Law, as amended), in each case, involving the Company; or

c. propose or commence a transaction that contemplates, or take actions to cause, either a (i) deregistration under the Securities Act of the Common Stock or (ii) delisting of the Common Stock from the New York Stock Exchange.

Notwithstanding the foregoing, nothing in this Section 1 shall limit any member of the Stockholder Group from (1) receiving in-kind dividends or distributions, (2) voting (including by written consent) any shares of Common Stock or shares of Preferred Stock in such member’s discretion or engaging in public or private solicitations of other Persons in connection therewith or (3) making any proposal to the Board (either publicly or privately) that is expressly conditioned on Unaffiliated Director Consent.

2. Securities Trading Policy. From the date hereof until the date on which no Director is a representative of any member of the Stockholder Group, each of the Stockholders shall, and shall cause the other members of the Stockholder Group to, comply with the Company’s Securities Trading Policy attached hereto as Exhibit A, as the same may be amended or modified from time to time after the date hereof with the approval of the Board and Unaffiliated Director Consent.

3. Transfer to, or Creating, a 20% Holder. Each of the Stockholders shall not, and shall cause the other members of the Stockholder Group not to, Transfer (other than in (a) underwritten offerings or underwritten block trades in which such member instructs the managing underwriter(s) not to transfer any shares to any transferee that would be known to violate this Section 3 and (b) ordinary brokerage transactions on the open market where the identity of the transferee is not prearranged) any of its shares of Common Stock or Preferred Stock or other Equity Securities of the Company to any Person if, upon the consummation of such Transfer, such Person, together with its known Affiliates, would Beneficially Own, in the aggregate, twenty percent (20%) or more of the total issued and outstanding shares of Common Stock (on an as-converted basis assuming the conversion of all of their shares of Preferred Stock into shares of Common Stock), unless such transferee agrees in writing for the benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by Section 1 of this Agreement as if such transferee were a member of the Stockholder Group with respect to the shares of Common Stock or Preferred Stock and other Equity Securities of the Company Beneficially Owned by it and its Affiliates.

4. Definitions.

a. “Affiliates” shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person; provided, however, that (i) with respect to the Stockholder Group, portfolio companies in which any Person or any of its Affiliates has an investment shall not be deemed an Affiliate of such Person, and (ii) the Company, any of its Subsidiaries, or any of the Company’s other controlled Affiliates, in each case, will not be deemed to be Affiliates of the Stockholders for purposes of this Agreement.

b. “Beneficially Own” shall mean, with respect to any securities, (i) having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act (or any successor statute or regulation) or (ii) having the right to become the beneficial owner of such securities (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise.

c. “Board” shall mean the Board of Directors of the Company.

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d. “Common Stock” shall mean (i) the Company’s common stock, par value $0.01 per share, and (ii) any securities issued or issuable with respect to the capital stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

e. “Director” shall mean a member of the Board.

f. “Equity Securities” shall mean any (i) capital stock of any class or series, (ii) options, warrants or other securities convertible into or exercisable or exchangeable for any such capital stock, (iii) options, warrants or other securities convertible into or exercisable or exchangeable for any such securities described in clause (ii), or (iv) any other rights to acquire, directly or indirectly, such capital stock.

g. “Preferred Stock” shall mean (i) the Company’s Series A Convertible Participating Preferred Stock, par value $0.01 per share, and (ii) any securities issued or issuable with respect to the capital stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

h. “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

i. “Stockholder Group” shall mean the Stockholders together with (i) their Affiliated buyout fund Onex Partners V LP and any successor buyout fund thereof and (ii) Onex Corporation and its wholly owned Subsidiaries (but excluding, for the avoidance of doubt, ONCAP and Onex Credit Partners funds).

j. “Subsidiary” shall mean, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity (i) of which such Person or a Subsidiary of such Person is a general partner or (ii) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or Persons performing similar functions with respect to such Person, is directly or indirectly owned by such Person and/or one or more subsidiaries thereof

k. “Transfer” shall have the meaning ascribed to it in the Investment Agreement.

l. “Unaffiliated Director Consent” shall mean the consent or approval of a majority of (i) the Directors who are not employees of the Company or any of its Subsidiaries and who are unaffiliated with and otherwise independent of the Stockholder Group or (ii) a committee of the Board comprised solely of such Directors.

5. Miscellaneous.

a. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing (i) by the Company (with Unaffiliated Director Consent) and (ii) the Stockholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

b. This Agreement shall only terminate (without prejudice to any claims that may arise before such termination) upon the earlier of:

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i.	the mutual written agreement of the Company (with Unaffiliated Director Consent) and the Stockholders; and

ii.

the date on which (A) the members of the Stockholder Group Beneficially Own, in the aggregate, less than twenty percent (20%) of the total issued and outstanding shares of Common Stock (on an as-converted basis assuming the conversion of all of their shares of Preferred Stock into shares of Common Stock) and (B) no Director is a representative of any member of the Stockholder Group.

c. Sections 5.3, 5.4, 5.5, 5.6, 5.7 (other than the proviso thereto), 5.8, 5.9, 5.10, 5.11 and 5.13 of the Investment Agreement shall apply to this Agreement, mutatis mutandis.

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Very truly yours,

EMERALD HOLDING, INC.

By:	/s/ Mitchell Gendel
Name: Mitchell Gendel
Title: General Counsel

[Signature Page to Stockholders Letter Agreement]

Accepted and agreed:

ONEX PARTNERS III LP

By:	Onex Partners III GP LP,
its general partner

By:	Onex Partners Manager LP,
its Agent

By:	Onex Partners Manager GP ULC,
its general partner

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

ONEX PARTNERS III GP LP

By:	Onex Partners GP Inc.,
its general partner

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Vice President

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Vice President

ONEX US PRINCIPALS LP

By:	Onex American Holdings GP LLC,
its general partner

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Director

[Signature Page to Stockholders Letter Agreement]

ONEX PARTNERS III PV LP

By:	Onex Partners III GP LP,
its general partner

By:	Onex Partners Manager LP,
its Agent

By:	Onex Partners Manager GP ULC,
its general partner

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

ONEX EXPO SARL

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Type A Manager

By:	/s/ Sascha Groll
Name: Sascha Groll
Title: Type B Manager

ONEX PARTNERS III SELECT LP

By:	Onex Partners III GP LP,
its general partner

By:	Onex Partners Manager LP,
its Agent

By:	Onex Partners Manager GP ULC,
its general partner

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

ONEX ADVISOR SUBCO III LLC

By:	/s/ Joel Greenberg
Name: Joel Greenberg
Title: Director

By:	/s/ Marci Settle
Name: Marci Settle
Title: Director

[Signature Page to Stockholders Letter Agreement]

Exhibit A

Securities Trading Policy

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]